Supplement to the current prospectus

MFS(R) Intermediate Investment Grade Bond Fund

On June 7, 2007, shareholders approved the reorganization of the MFS Intermediate Investment Grade Bond Fund, a series of MFS Series Trust IX, into the MFS Research Bond Fund, also a series of MFS Series Trust IX. Accordingly, effective June 15, 2007, pending the consummation of this reorganization transaction on or about June 22, 2007, shares of the MFS Intermediate Investment Grade Bond Fund are no longer available for sale and exchanges into the MFS Intermediate Investment Grade Bond Fund are no longer permitted.


               The date of this supplement is June 8, 2007.